As filed with the Securities and Exchange Commission on July 24, 2000
                                               SEC Registration No. ____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                               INFONOW CORPORATION
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                                               04-3083360
------------------                                     -------------------------
(State or other Juris-                                      (IRS Employer
 diction of incorporation)                             Identification Number)

                        1875 Lawrence Street, Suite 1100
                                Denver, CO 80202
                         --------------------------------
                         (Address of Principal Executive
                          Offices, including Zip Code)

                               INFONOW CORPORATION
                             1999 STOCK OPTION PLAN
                             ----------------------
                            (Full title of the plan)

                                 Kevin D. Andrew
                             Chief Financial Officer
                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                                Denver, CO 80202
                                 (303) 293-0212
                 ------------------------------------------------
                (Name, Address, Including Zip Code, and Telephone
               Number, Including Area Code, of Agent for Service)

                                    Copies to
                                    ---------
                            Laurie P. Glasscock, Esq.
                         Chrisman, Bynum & Johnson, P.C.
                              1900 Fifteenth Street
                                Boulder, CO 80302
                                 (303) 546-1300
                         -------------------------------
                         CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                                                Proposed
                                                     Proposed                   maximum
                               Amount                maximum                    aggregate            Amount of
Title of securities            to be                 offering price             offering             registration
to be registered               registered            per share (1)              price (1)            fee
-----------------------------------------------------------------------------------------------------------------
Common Stock
 Par Value, $.001              500,000               $5.531                     $2,765,500           $730.10
=================================================================================================================
(1)  Estimated  solely for the  purpose of  calculating  the  registration  fee.
Computed  pursuant to Rule 457(c) using the last sale price for the Registrant's
Common Stock as quoted on the NASD Electronic  Bulletin Board system on July 19,
2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

The shares registered hereunder are in addition to the 1,500,000 shares of Registrant's Common Stock to be issued pursuant to the InfoNow Corporation 1999 Stock Option Plan that were registered under Registration Statement No. 333-84277 on Form S-8 and Registration Statement No. 333-30430 on Form S-8.


Item 8.                Exhibits

Exhibit No.                         Description of Exhibit
-----------                         ----------------------

5.1     Opinion of Chrisman, Bynum & Johnson, P.C.

23.1    Consent of Chrisman, Bynum & Johnson, P.C. (included in Exhibit 5.1)

23.2    Independent Auditor's Consent

99.1    InfoNow Corporation 1999 Stock Option Plan (1)

---------------------------------------------------------------------
(1) Incorporated by reference from Registration Statement No. 333-84277 of Form S-8, dated July 29, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Denver, State of Colorado on July 20, 2000.

                                    INFONOW CORPORATION



                                    By: /s/  Michael W. Johnson
                                    ----------------------------------------
                                    Michael W. Johnson, Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                         Title                               Date
---------                         -----                               ----

/s/  Michael W. Johnson    Chairman, Chief Executive              July 24, 2000
-------------------------  Officer, President and Director
 Michael W. Johnson        (Principal Executive Officer)

/s/  Kevin D. Andrew       Chief Financial Officer,               July 24, 2000
-------------------------  Secretary and Treasurer (Principal
Kevin D. Andrew            Financial and Accounting Officer)


/s/  Duane H. Wentworth    Director                               July 24, 2000
-------------------------
Duane H. Wentworth


/s/  Michael D. Basch      Director                               July 24, 2000
-------------------------
Michael D. Basch

                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit
-----------                         ----------------------


5.1          Opinion of Chrisman, Bynum & Johnson, P.C.

23.1         Consent of Chrisman, Bynum & Johnson, P.C.(included in Exhibit 5.1)

23.2         Independent Auditor's Consent

99.1         InfoNow Corporation 1999 Stock Option Plan  (1)



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(1) Incorporated by reference from Registration Statement No. 333-84277 of Form
S-8, dated July 29, 1999.